UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 28, 2019

CNB FINANCIAL CORPORATION
(Exact name of Registrant as specified in its Charter)

Pennsylvania	000-13396	25-1450605
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)
1 South Second Street
PO Box 42
Clearfield, Pennsylvania 16830
(Address of principal executive offices)
Registrant’s telephone number, including area code: (814) 765-9621

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition
On January 28, 2019, CNB Financial Corporation (NASDAQ: CCNE), the parent company of CNB Bank, issued a press release describing its results of operations for the fiscal quarter and year ended December 31, 2018. That press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits

a.Not applicable.
b.Not applicable.
c.Not applicable.
d.Exhibits.

Exhibit No.	Description

99.1	Press release of CNB Financial Corporation dated January 28, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB Financial Corporation

Date: January 28, 2019	By:	/s/ Brian W. Wingard
Brian W. Wingard
Treasurer